ENDORSEMENT NO. 1 TO
FINANCIAL GUARANTY INSURANCE POLICY

FINANCIAL SECURITY	31 West 52nd Street
ASSURANCE INC.	New York, New York 10019

TRUST:
The Trust created by the Pooling and Servicing Agreement, dated as of October 1, 2006 among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Clayton Fixed Income Services Inc., as Credit Risk Manager and Wells Fargo Bank, N.A. as Trustee

INSURED
CERTIFICATES:
$112,582,000 HarborView Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2006-10, Class 1A-1B and $147,927,000 HarborView Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2006-10, Class 2A-1C

POLICY NO:    51775-N

DATE OF ISSUANCE: November 13, 2006

1. Definitions. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling Agreement unless the context shall otherwise require.

"Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in New York, Minnesota, Maryland or California are authorized or obligated by law, executive order or governmental decree to be closed.

"Guaranteed Distributions" means, with respect to each Distribution Date, the distribution to be made to Holders in an aggregate amount equal to (i) the amount, if any, by which the amount available to be paid as interest to the Insured Certificates, pursuant to the priority of payment set forth in the Pooling Agreement, is less than the Monthly Interest Distributable Amount (provided however that the Policy will not cover interest accrued at a rate higher than the Adjusted Cap Rate), (ii) the amount of any Realized Losses allocated to the Insured Certificates and (iii) to the extent unpaid on the Final Distribution Date, after payment of all other amounts due to the Insured Certificates (including without limitation, the application of funds from the Final Maturity Reserve Account), any remaining Certificate Principal Balance of the Insured Certificates, in each case in accordance with the original terms of the Insured Certificates when issued and without regard to any amendment or modification of the Insured Certificates or the Pooling Agreement except amendments or modifications to which Financial Security has given its prior written consent. Financial Security may consent to any amendment of, or modification to, the Pooling Agreement as permitted by the Pooling Agreement; provided, however, that no such amendment or modification shall, without the consent of the Holder, change the entitlement of the Holder to payment under this Policy of any unpaid principal of the Insured Certificates due on the Final Scheduled Payment Date or any other Payment Date, or any unpaid interest thereon due on any Payment Date. Guaranteed Distributions shall not include, nor shall coverage be provided under this Policy in respect of, any Interest Shortfalls, any Basis Risk Shortfalls, Deferred Interest, Net Deferred Interest, Net Interest Shortfalls, any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Guaranteed Distribution to a Holder. Guaranteed Distributions shall not include (x) any portion of a Guaranteed Distribution due to Holders of the Insured Certificates because a notice and certificate in proper form as required by Section 2 hereof was not timely received by Financial Security and (y) any portion of a Guaranteed Distribution due to Holders of the Insured Certificates representing interest on any unpaid interest accrued from and including the date of payment by Financial Security of the amount of such unpaid interest. The Policy will not cover any reduction in the amount of Monthly Interest Distributable Amount payable to the Holders of Insured Certificates on any Distribution Date due to the Pass-Through Rate for such Insured Certificates exceeding the Adjusted Cap Rate for such Insured Certificates on such Distribution Date.

Policy No: 51775-N	Date: November 13, 2006

"Policy" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

"Pooling Agreement" means the Pooling and Servicing Agreement, dated as of October 1, 2006 among Greenwich Capital Acceptance, Inc., a Delaware corporation, as Depositor, Greenwich Capital Financial Products, Inc., a Delaware corporation, as Seller, Clayton Fixed Income Services Inc., a Colorado corporation, as Credit Risk Manager and Wells Fargo Bank, N.A., as Trustee, as amended from time to time with the consent of Financial Security.

"Receipt" and "Received" mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Trustee is not in proper form or is not properly completed, executed or delivered, or contains any misstatement, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trustee and the Trustee may submit an amended notice.

"Term Of This Policy" means the period from and including the Date of Issuance to and including the date on which (i) the Certificate Principal Balance of all of the Insured Certificates is zero, (ii) any period during which any payment on the Insured Certificates could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

"Trustee" means Wells Fargo Bank, N.A. in its capacity as Trustee under the Pooling Agreement and any successor in such capacity.

Policy No: 51775-N	Date: November 13, 2006

2. Notices and Conditions to Payment in Respect of Guaranteed Distributions. Following Receipt by Financial Security of a notice and certificate from the Trustee in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the Policy account established pursuant to the Pooling Agreement or, if no such Policy account has been established, to the Trustee.

Financial Security shall be entitled to pay any amount hereunder in respect of Guaranteed Distributions, including any acceleration payment, whether or not any notice and certificate shall have been Received by Financial Security as provided above, provided, however, that by acceptance of this Policy the Trustee agrees to provide to Financial Security, upon Financial Security’s request to the Trustee, a notice and certificate in respect of any such payments made by Financial Security. Financial Security shall be entitled to pay principal hereunder on an accelerated basis if Financial Security shall so elect in its sole discretion, at any time or from time to time, in whole or in part, at an earlier Distribution Date than provided in the definition of "Guaranteed Distributions," if such principal would have been payable under the Pooling Agreement were funds sufficient to make such payment available to the Trustee for such purpose. Guaranteed Distributions insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from after the date of such payment of principal. Financial Security’s obligations hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trustee.

3. Notices and Conditions to Payment in Respect of Guaranteed Distributions Avoided as Preference Payments. If any Guaranteed Distribution is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Trustee of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that the Holder is required to return principal or interest distributed with respect to the Insured Certificates during the Term Of This Policy because such distributions were avoidable as preference payments under applicable bankruptcy law (the "Order"), (B) a certificate of the Holder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the Holder, in such form as is reasonably required by Financial Security and provided to the Holder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the Holder relating to or arising under the Insured Certificates against the debtor which made such preference payment or otherwise with respect to such preference payment or (ii) the date of Receipt by Financial Security from the Trustee of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee or any Holder directly (unless a Holder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Trustee for distribution to such Holder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to the Pooling Agreement.

Policy No: 51775-N	Date: November 13, 2006

4. Governing Law. This Policy shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

5. Fiscal Agent. At any time during the Term Of This Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trustee at the notice address specified in the Pooling Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trustee, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

6. Waiver of Defenses. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy. Nothing in this paragraph shall be construed to limit or otherwise impair Financial Security’s right to pursue recovery or claims (based on contractual rights, securities law violations, fraud or other causes of action) against any person or entity, or, except as provided in paragraph 3 of this Endorsement, to require payment by Financial Security of any amounts that have been previously paid or that are not otherwise due in accordance with the express provisions of this Policy or the Insured Certificates. Nothing in this Policy shall be construed to require payment to the extent any force majeure event or governmental act prevents Financial Security from performing its obligations under this Policy or such performance is otherwise rendered impossible, in which event Financial Security agrees to: (a) use commercially reasonable efforts to perform its obligations under this Policy notwithstanding such force majeure event, governmental act or impossibility of performance and (b) perform its obligations under this Policy promptly following cessation of such force majeure, governmental act or impossibility of performance.

7. Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

Policy No: 51775-N	Date: November 13, 2006

Financial Security Assurance Inc.
31 West 52nd Street
New York, NY 10019
Attention: Managing Director - Transaction Oversight
Re: HarborView Mortgage Loan Trust 2006-10
Policy No.: 51775-N
Telecopy No.: (212) 339-3518
Confirmation: (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Trustee.

8. Priorities. In the event any term or provision on the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

9. Exclusions From Insurance Guaranty Funds. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

10. Surrender of Policy. The Trustee shall surrender this Policy to Financial Security for cancellation upon expiration of the Term Of This Policy.

IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. l to be executed by its Authorized Officer.

Policy No: 51775-N	Date: November 13, 2006

FINANCIAL SECURITY ASSURANCE INC.

By	/s/ M. Douglas Watson, Jr.
Authorized Officer

Exhibit A
To Endorsement 1

NOTICE OF CLAIM AND CERTIFICATE

(Letterhead of Trustee)

Financial Security Assurance Inc.
31 West 52nd Street
New York, NY 10019

Re: HarborView Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2006-10

The undersigned, a duly authorized officer of Wells Fargo Bank, N.A. (the "Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 51775-N dated November 13, 2006 (the "Policy") issued by Financial Security in respect of the HarborView Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2006-10, Class 1A-1B and Class 2A-1C (the "Insured Certificates"), that:

(i) The Trustee is acting on behalf of the Trustee for the Holders under the Pooling Agreement.

(ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Distribution Account and available for distribution to the Holders pursuant to the Pooling Agreement will be $           (the "Shortfall") less than the Guaranteed Distributions with respect to the Distribution Date.

(iii) The Trustee is making a claim under the Policy for the Shortfall to be applied to distributions of principal or interest or both with respect to the Insured Certificates.

(iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Insured Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Insured Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Insured Certificate is required to be surrendered or presented for such payment, shall stamp on each such Insured Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been cancelled and reissued" and then shall deliver such Insured Certificate to Financial Security.

(v) The Trustee, on behalf of the Holders, hereby assigns to Financial Security (a) the rights of the Holders with respect to the Insured Certificates to the extent of any payments under the Policy and (b) any claims of and amounts due to the Holders in respect of securities law, fraud or other claims arising out of or relating to the offer and sale of the Insured Certificates. The foregoing assignments are in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. Payments to Financial Security in respect of the foregoing assignments shall in all cases be subject to and subordinate to the rights of the Holders to receive all Guaranteed Distributions in respect of the Insured Certificates. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

(vi) The Trustee, on its behalf, on behalf of the Trustee and on behalf of the Holders hereby appoints Financial Security as agent and attorney-in-fact for the Trustee and each such Holder in any legal proceeding with respect to the Insured Certificates. The Trustee hereby agrees that, so long as a Certificate Insurer Default (as defined in the Pooling Agreement) shall not exist, Financial Security may at any time during the continuation of any proceeding by or against the Trust under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any distribution made with respect to the Insured Certificates (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim, at the expense of Financial Security but subject to reimbursement as provided in the Pooling Agreement and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

(vii) Payment should be made by wire transfer directed to Distribution Account.

Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the __ day of ____________, ____.

WELLS FARGO BANK, N.A.

By
Title

For Financial Security or Fiscal Agent Use Only

Wire transfer sent on ___________ by ________________

Confirmation Number __________